               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 SIRIUS SATELLITE RADIO INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Logo: SIRIUS SATELLITE RADIO]

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, NOVEMBER 25, 2003

                              -------------------

    You are cordially invited to attend our Annual Meeting of Stockholders, which will be held on Tuesday, November 25, 2003, at 10:30 a.m. at The McGraw-Hill Building, in the Auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York. The annual meeting is being held to:

        1. Elect seven directors.

        2. Amend the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan.

        3. Transact any other business that may properly come before the meeting.

    These items are described in this proxy statement.

    Only stockholders of record at the close of business on October 1, 2003 are entitled to vote at the annual meeting. A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m., New York City time, at our offices at 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

IF YOU PLAN TO ATTEND

    PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO STOCKHOLDERS. ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ('STREET NAME' HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE TO ENTER THE MEETING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC EQUIPMENT WILL NOT BE PERMITTED IN THE MEETING.

    YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO SIGN AND RETURN YOUR PROXY CARD BEFORE THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING, EVEN IF YOU CANNOT ATTEND.

    This proxy statement and our 2002 Annual Report to Stockholders are being distributed on or about October 20, 2003.

                                           By Order of the Board of Directors,

                                           PATRICK L. DONNELLY

                                           Patrick L. Donnelly
                                           Executive Vice President,
                                           General Counsel and Secretary

New York, New York
October 20, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................     1
Item 1 -- Election of Directors.............................     4
    Nominees for the Board of Directors.....................     4
Board Governance and Operations.............................     5
    Meetings of the Board of Directors......................     5
    Committees of the Board of Directors....................     6
    Report of Compensation Committee........................     7
    Performance Graph.......................................    10
    Directors' Compensation.................................    10
    Compensation Committee Interlocks and Insider
     Participation..........................................    11
Executive Compensation......................................    12
    Summary Compensation Table..............................    12
    Option Grants in Last Fiscal Year.......................    13
    Securities Authorized for Issuance under Equity
     Compensation Plan......................................    13
    Equity Compensation Plan Information....................    14
    Employment Agreements...................................    14
Information about Our Common Stock Ownership................    18
Report of Audit Committee...................................    19
Item 2 -- Amendment of the Sirius Satellite Radio 2003
  Long-Term Stock Incentive Plan............................    22
Other Matters...............................................    25
Appendix A -- Amended and Restated Sirius Satellite Radio
  2003 Long-Term Stock Incentive Plan.......................   A-1

                               ABOUT THE MEETING

WHAT AM I VOTING ON?

    1. The election of seven directors to our board of directors (Leon D. Black, Joseph P. Clayton, Lawrence F. Gilberti, James P. Holden, Warren N. Lieberfarb, Michael J. McGuiness and James F. Mooney).

    2. To amend the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan to include members of our board of directors as eligible participants.
--------------------------------------------------------------------------------

HOW DO I VOTE?

   If your shares are held in 'street name', through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.

   STOCKHOLDERS OF RECORD can vote as follows:

   By Mail: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.

   At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.
--------------------------------------------------------------------------------

WHO IS ENTITLED TO VOTE AND HOW MANY VOTES DO THEY HAVE?

   Holders of our common stock as of the close of business on October 1, 2003 (the 'Record Date') are entitled to vote at the annual meeting. As of the Record Date, 998,195,750 shares of our common stock were outstanding. Each share of our common stock is entitled to one vote.
--------------------------------------------------------------------------------

WHAT IS A PROXY?

   A proxy is a person you appoint to vote on your behalf. We are soliciting proxies so that all shares of our common stock may be voted at the annual meeting.
--------------------------------------------------------------------------------

WHO AM I DESIGNATING AS MY PROXY?

   You will be designating Patrick L. Donnelly, our Executive Vice President, General Counsel and Secretary, and Douglas A. Kaplan, our Vice President, Deputy General Counsel and Assistant Secretary, as your proxies.
--------------------------------------------------------------------------------

HOW WILL MY PROXY VOTE MY SHARES?

   Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote 'FOR' these items. Also, your proxy is authorized to vote on any other business that properly comes before the annual meeting in accordance with the recommendation of our board of directors.
--------------------------------------------------------------------------------

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

   Yes. You may change your vote at any time before your shares are voted at the annual meeting by:

    Notifying our Executive Vice President, General Counsel and Secretary, Patrick L. Donnelly, in writing, at Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Floor, New York, New York 10020 that you are revoking your proxy;

    Executing and delivering a later dated proxy card; or

    Voting in person at the annual meeting.

   However, if you have shares held through a brokerage firm, bank or other custodian, and you vote by proxy, you may revoke your proxy instructions only by informing the custodian in accordance with any procedures it has established.

WHAT IS A QUORUM OF STOCKHOLDERS?

   Shares representing the majority of the total outstanding votes, present or represented by proxy, constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum.
--------------------------------------------------------------------------------

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

   Assuming a quorum of stockholders is present at the annual meeting, the affirmative vote of a plurality of all votes cast is required to elect each director and the affirmative vote of a majority of our outstanding common stock is needed to amend the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan.
--------------------------------------------------------------------------------

HOW DO YOU COUNT SHARES THAT AREN'T VOTED FOR THE NOMINEES FOR DIRECTOR, OR ABSTAIN ON ANY MATTER?

   With respect to the election of directors, votes withheld will be treated as shares present for purposes of determining a quorum. Directors are elected by a plurality vote, so the seven persons receiving the greatest number of votes will be elected and withheld votes will not affect the outcome of the election.

   With respect to the amendment of the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan or any other matter properly brought before the meeting, abstentions will be treated as shares present for purposes of determining a quorum. Because a majority of the shares outstanding and entitled to vote is required to approve the amendment of the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan, abstentions will have the same effect as a vote against approval.
--------------------------------------------------------------------------------

HOW DO YOU COUNT SHARES THAT ARE HELD BY BROKERS BUT NOT VOTED?

   Valid proxies submitted by a broker or its nominee that are not voted on a matter or that are marked 'abstain' will be counted for purposes of determining a quorum at the annual meeting, but will not be considered as having voted on that matter.
--------------------------------------------------------------------------------

WHO WILL COUNT THE VOTES?

   A representative of The Bank of New York, our transfer agent, will tabulate the votes and act as inspector of election.
--------------------------------------------------------------------------------

HOW DO I ATTEND THE ANNUAL MEETING?

   If you are a registered stockholder, an admission ticket is enclosed with your proxy card. If you wish to attend the annual meeting, please vote your proxy but keep the admission ticket and bring it with you to the annual meeting.

   If your shares are held in the name of a bank, broker or other holder of record and you wish to attend the annual meeting, you need to bring a copy of a bank or brokerage statement to the annual meeting reflecting your stock ownership as of the Record Date.
--------------------------------------------------------------------------------

WHO IS SOLICITING MY PROXY AND WHO PAYS THE COST?

   Sirius is soliciting your proxy. The cost of soliciting proxies will be borne by Sirius, which has engaged MacKenzie Partners, Inc. to assist in the distribution and solicitation of proxies. We have agreed to pay MacKenzie a fee of $7,500 and to reimburse the firm for its reasonable out-of-pocket expenses. Sirius will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may solicit proxies on our behalf by telephone or in writing.

WHEN ARE THE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

   To be eligible for inclusion in our proxy statement and form of proxy for next year's annual meeting, stockholder proposals must be submitted in writing by the close of business on January 7, 2004 to Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary, Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

   If any proposal that is not submitted for inclusion in next year's proxy (as described in the preceding paragraph) is instead sought to be presented directly at next year's annual meeting, the proxies may vote in their discretion if (a) we receive notice of the proposal before the close of business on January 7, 2004 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) we do not receive notice of the proposal prior to the close of business on January 7, 2004. Notices of intention to present proposals at next year's annual meeting should be addressed to Patrick L. Donnelly, Executive Vice President, General Counsel and Secretary, Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Floor, New York, New York 10020.

                        ITEM 1 -- ELECTION OF DIRECTORS

    Seven directors will be elected at this year's annual meeting. Directors serve until the next annual meeting of stockholders or until the director is succeeded by another qualified director who has been elected. Each of the nominated directors has agreed to serve if elected. However, if for some reason one of them is unable to accept nomination or election, proxies will be voted for the election of a nominee designated by our board of directors. Biographical information for each of the nominees is presented below.

                      NOMINEES FOR THE BOARD OF DIRECTORS

    LEON D. BLACK, age 52, has been a director since June 2001. Mr. Black is one of the founding principals of Apollo Advisors, L.P. and Lion Advisors, L.P., which manage investment capital on behalf of institutions. He is also the founder of Apollo Real Estate Advisors, L.P. From 1977 to 1990, Mr. Black worked at Drexel Burnham Lambert Incorporated, where he served as Managing Director, head of the Mergers & Acquisitions Group and co-head of the Corporate Department. Mr. Black is a director of Sequa Corporation, United Rentals, Inc., Allied Waste Industries, Inc., AMC Entertainment Inc. and Wyndham International, Inc. Mr. Black is a trustee of The Museum of Modern Art, Mt. Sinai Hospital, The Metropolitan Museum of Art, Lincoln Center for The Performing Arts, Prep for Prep, The Jewish Museum, The Asia Society, Dartmouth College and Vail Valley Foundation.

    JOSEPH P. CLAYTON, age 54, has served as our President and Chief Executive Officer and a director since November 2001. Mr. Clayton served as Vice Chairman of Global Crossing Ltd., a global internet and long distance services provider, and President, Global Crossing North America, from September 1999 until November 2001. On January 28, 2002, Global Crossing Ltd. and certain of its affiliates filed petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. From August 1997 to September 1999, Mr. Clayton was President and Chief Executive Officer of Frontier Corporation, a Rochester, New York-based national provider of local telephone, long distance, data, conferencing and wireless communications services, which was acquired by Global Crossing in September 1999. Prior to joining Frontier, Mr. Clayton was Executive Vice President, Marketing and Sales -- Americas and Asia, of Thomson S.A., a leading consumer electronics company. Mr. Clayton is a member of the board of directors of Transcend Services Inc., a trustee of Bellarmine University and The Rochester Institute of Technology and a member of the advisory board of Indiana University School of Business.

    LAWRENCE F. GILBERTI, age 52, has been a director since September 1993. Since June 2000, Mr. Gilberti has been a partner in the law firm of Reed Smith LLP; from May 1998 through May 2000, he was of counsel to that firm. From August 1994 to May 1998, Mr. Gilberti was a partner in the law firm of Fischbein Badillo Wagner & Harding. Mr. Gilberti provided legal services to us from 1992 until 2002.

    JAMES P. HOLDEN, age 52, has been a director since August 2001. From October 1999 until November 2000, Mr. Holden was the President and Chief Executive Officer of DaimlerChrysler Corporation, a subsidiary of DaimlerChrysler AG, one of the world's largest automakers. Prior to being appointed President in 1999, Mr. Holden held numerous senior positions within Chrysler Corporation during his 19-year career at the company.

    WARREN N. LIEBERFARB, age 60, has been a director since September 2003. Mr. Lieberfarb is president and chief executive officer of Warren N. Lieberfarb & Associates, a media, entertainment and technology consulting firm. From 1984 until December 2002, Mr. Lieberfarb was President of Warner Home Video, a subsidiary of Warner Bros. Entertainment, a global leader in the creation, distribution, licensing and marketing of theatrical motion pictures, TV programming, animation, video/DVD and related products. Mr. Lieberfarb serves on the board of trustees of the University of Pennsylvania, on the board's nominating and development committees, and on the undergraduate executive board of the Wharton School. He also serves on the board of directors and the board of trustees of the American Film Institute, and chairs its entrepreneurial committee, and on the board of directors of DTS (Digital Theatre Systems, Inc.). Mr. Lieberfarb is also a member of the Academy of Motion Picture Arts and Sciences.

    MICHAEL J. MCGUINESS, age 39, has been a director since June 2003. Since 1994, Mr. McGuiness has been a portfolio manager for W.R. Huff Asset Management Co., L.L.C., an investment adviser and private equity boutique.

    JAMES F. MOONEY, age 48, has been a director since July 2003. Since March 2003, Mr. Mooney has been chairman of the board of directors of NTL Incorporated, a cable television company with operations in the United Kingdom and Ireland. From April 2001 to September 2002, Mr. Mooney was the Executive Vice President and Chief Operating Officer of Nextel Communications Inc., a provider of wireless communications services. From January 2000 to January 2001, Mr. Mooney was the Chief Executive Officer and Chief Operating Officer of Tradeout Inc., an asset management firm owned jointly by General Electric Capital, Ebay Inc. and Benchmark Capital. From March 1999 to January 2000, Mr. Mooney was the Chief Financial Officer/Chief Operating Officer at Baan Company, a business management software provider. From 1980 until 1999, Mr. Mooney held a number of positions with IBM Corporation, including Chief Financial Officer of the Americas.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' EACH OF THE NOMINEES.

                        BOARD GOVERNANCE AND OPERATIONS

    The business and affairs of Sirius are managed by or under the direction of our board of directors. Our board includes a majority of non-employee directors.

    Our board reaffirms its accountability to stockholders through the annual election process. All directors stand for election annually.

    Our board reviews and ratifies senior management selection and compensation, monitors overall corporate performance and ensures the integrity of our financial controls. Our board of directors also oversees our strategic and business planning processes.

    Mr. David Margolese currently serves as chairman of our board of directors and, at his election, has not been nominated for re-election as a director. Following the annual meeting, the board of directors will select a director to serve as our chairman or a lead director.

MEETINGS OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2002, there were thirteen meetings of our board of directors, and the board took action twice by written consent in lieu of meetings. Each director attended more than 90% of the total number of meetings of the board and meetings held by committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

    Our board of directors maintains three standing committees, an Audit Committee, a Compensation Committee and a Finance Committee. The Finance Committee was established by our board of directors on August 27, 2002. The board of directors does not maintain a Nominating Committee.

    The following table shows the present members of each committee, the number of committee meetings held during 2002 and the functions performed by each committee:


          COMMITTEE                                    FUNCTIONS

AUDIT                          Selects our independent auditors
Number of Meetings: Four       Reviews reports of independent auditors
                               Reviews and approves the scope and cost of all services,
Members:                       including all non-audit services, provided by the firm
Lawrence F. Gilberti           selected to conduct the audit
James P. Holden                Monitors the effectiveness of the audit process
James F. Mooney*               Reviews adequacy of financial and operating controls
                               Monitors corporate compliance program

COMPENSATION                   Reviews and approves salaries and other compensation
Number of Meetings: Eight      matters for executive officers
                               Administers stock compensation program, including grants
Members:                       of options, restricted stock units and other equity based
Leon D. Black                  compensation to executive officers under our long-term
Lawrence F. Gilberti*          incentive plan
James P. Holden

FINANCE                        Reviews and approves operating and capital budgets
Number of Meetings: One        Assists in identifying and implementing means to reduce
                               operating and capital expenditures and increase and
Members:                       enhance profitability and cash flows
Leon D. Black
James P. Holden*
Michael J. McGuiness

* Chairperson

                        REPORT OF COMPENSATION COMMITTEE

    The following Report of the Compensation Committee of our board of directors and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

    The Compensation Committee of our board of directors, comprised solely of directors who are not current or former employees, is responsible for overseeing and administering our compensation programs. The Compensation Committee consults with our Senior Vice President, Human Resources, and from time to time seeks the advice of Towers Perrin, independent compensation consultants retained by it. The Compensation Committee also reviews, monitors and approves executive compensation, establishes compensation guidelines for our officers, reviews projected personnel needs and administers our long-term stock incentive plan.

    During 2001 and 2002, we recruited new executive management -- Joseph P. Clayton, our President and Chief Executive Officer (November 2001); Guy D. Johnson, our Executive Vice President, Sales and Product Management (January
2002); Michael S. Ledford, our Executive Vice President, Engineering (September
2001); and Mary Patricia Ryan, our Executive Vice President, Marketing (May
2002). Members of the Compensation Committee actively participated in the process of interviewing and selecting these executive officers, and recommended to our board of directors approval of their compensation arrangements.

    We entered into an employment agreement with each of these executive officers. A summary of these employment agreements and the employment agreements between us, Patrick L. Donnelly, our Executive Vice President, General Counsel and Secretary, David J. Frear, our current Executive Vice President and Chief Financial Officer, and Joseph A. LaPlante, our Executive Vice President, Programming, are described below under the heading 'Employment Agreements'.

COMPENSATION PHILOSOPHY

    Our compensation program in 2002 for executive officers consisted of three key elements:

     a base salary;

     an annual bonus program; and

     grants of stock options.

    The Compensation Committee believes that this three-part approach is consistent with programs adopted by similarly situated companies and best serves the interests of our stockholders. It enables us to meet the requirements of the competitive environment in which we operate, while ensuring that executive officers are compensated in a manner that advances both the short and long-term interests of stockholders. Under this approach, compensation for our executive officers involves a high proportion of pay that is 'at risk' -- namely, the annual bonus and the value of stock options. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by stockholders.

    During 2002, the Compensation Committee approved a bonus plan for executive officers and other employees. Under this program, employees were awarded bonuses based upon net subscriber activations, operating expenses, subscriber acquisition costs, customer satisfaction and employee satisfaction. The Compensation Committee assigned each of these criteria weight, and measured the achievement of these items in January 2003 based upon objective data certified by management. These criteria were established by the Compensation Committee after review of our business plan and budget for the year ended December 31, 2002, discussions with our management and consultation with Towers Perrin. The Compensation Committee intends to review this bonus program in 2003 and may change one or all of the parameters for bonuses in its discretion.

BASE SALARIES

    The base salaries paid to each of our executive officers during 2002 were paid pursuant to the written employment agreements described below under the heading 'Employment Agreements'. Changes in base salaries for our executive officers were based upon competitive salary comparisons, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. The Compensation Committee did not assign any relative weight to the various factors it considered or set predetermined performance targets for purposes of these base salary determinations.

    The Compensation Committee approved a base salary increase on January 1, 2002 for Mr. Scelfo, our former Executive Vice President and Chief Financial Officer, from $300,000 to $345,000 and for Mr. Donnelly from $325,000 to $345,000. No other executive officer received an increase in his or her base salary during 2002.

ANNUAL BONUS

    In January 2003, the Compensation Committee awarded a cash bonus to Mr. Clayton of $300,000, Mr. Johnson of $200,000, Ms. Ryan of $160,000,
Mr. Scelfo of $172,500, Mr. Donnelly of $172,500, and Mr. Ledford of $170,000.

    Many of our executive officers were guaranteed bonuses for the year ended December 31, 2002 as part of their employment agreements. The annual bonuses awarded for the year ended December 31, 2002 to Mr. Clayton, Mr. Johnson, Ms. Ryan, Mr. Scelfo and Mr. Donnelly were guaranteed under their respective employment agreements. The Compensation Committee does not expect to enter into additional agreements which provide guaranteed bonuses for our executive officers. The annual bonus awarded to Mr. Ledford was determined in accordance with the criteria contained in our 2002 bonus program.

STOCK OPTIONS

    We provide long-term incentives through stock options granted to our executive officers under our long-term stock incentive plan. The Compensation Committee believes that the potential for stock ownership by executives and other employees is the most effective method by which the interests of management may be aligned with those of our stockholders. The options granted typically vest over three years, have a term of ten years and an exercise price equal to the fair market value of our common stock on the grant date or the date we commit to issue the options.

    Except for options granted to Mr. Johnson and Ms. Ryan in connection with their employment agreements and the options awarded to Mr. Scelfo, the Compensation Committee did not award any of our executive officers stock options during 2002.

    The Compensation Committee has authorized executive management to grant stock options to employees below the executive officer level on an annual basis according to guidelines intended to be competitive with comparable companies and to reward individual achievement appropriately. Our executive officers do not receive annual stock option grants under this program.

STOCK OPTION REPRICING

    During 2002, no options held by executive officers or other employees were repriced or otherwise amended.

COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER

    In November 2001, our board of directors negotiated, and we entered into, an employment agreement with Mr. Clayton, our President and Chief Executive Officer. Our board of directors engaged Towers Perrin, an independent compensation consultant, to assist it in the process of evaluating appropriate compensation for Mr. Clayton. Towers Perrin identified for the board competitive compensation arrangements against which the board measured the compensation agreed to with Mr. Clayton. Mr. Clayton's compensation fell within observed competitive practices provided by Towers Perrin.

    Pursuant to Mr. Clayton's employment agreement, we issued Mr. Clayton options to purchase 750,000 shares of our common stock at an exercise price of $5.25 on each of November 26, 2001 and November 26, 2002. These options were exercisable on the date of grant. Under his employment agreement, we are obligated to issue Mr. Clayton options to purchase 750,000 shares of our common stock at an exercise price of $5.25 per share on each of November 26, 2003 and November 26, 2004. These options will also be exercisable on the date of grant.

POLICY WITH RESPECT TO INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code places a $1 million per person limitation on the tax deduction we may take for compensation paid to our Chief Executive Officer and our four other highest paid executive officers, except that compensation constituting performance-based compensation, as defined by the Internal Revenue Code, is not subject to the $1 million limit. The Compensation Committee generally intends to grant awards under our long-term stock incentive plan consistent with the terms of Section 162(m) so that such awards will not be subject to the $1 million limit. The Compensation Committee also expects to take actions in the future that may be necessary to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with other objectives of our compensation program. However, the Compensation Committee reserves the discretion to pay compensation that does not qualify for exemption under Section 162(m) where the Compensation Committee believes such action to be in our best interest.

                                          Compensation Committee

                                          LEON D. BLACK
                                          LAWRENCE F. GILBERTI, Chairman
                                          JAMES P. HOLDEN

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the cumulative performance of our common stock with the Standard & Poor's Composite-500 Stock Index (the 'S&P 500') and the Nasdaq Telecommunications Index from December 31, 1998 to December 31, 2002. The graph assumes that $100 was invested on December 31, 1998 in each of our common stock, the S&P 500 and the Nasdaq Telecommunications Index and that all dividends were reinvested.


                                   [GRAPH]


                           TOTAL STOCKHOLDER RETURNS

                                                                                    NASDAQ
DATE                                                   SIRIUS   S&P 500   TELECOMMUNICATIONS INDEX(1)
----                                                   ------   -------   ---------------------------
December 31, 1998....................................   $100     $100                $100
December 31, 1999....................................   $130     $121                $203
December 31, 2000....................................   $ 87     $110                $ 92
December 31, 2001....................................   $ 34     $ 97                $ 47
December 31, 2002....................................   $  2     $ 76                $ 22

---------

(1) The Nasdaq Telecommunications Index is a capitalization weighted index designed to measure the performance of all Nasdaq-traded stocks in the telecommunications sector, including satellite technology.

DIRECTORS' COMPENSATION

    Each member of our board of directors who is not employed by us will receive an annual retainer of $80,000 per year payable in the following manner:

     $24,000 in the form of cash, restricted stock units, options to purchase our common stock, or any combination thereof, at the election of the director; and

     $56,000 in the form of restricted stock units, options to purchase our common stock, or any combination thereof, at the election of the director.

    If any director fails to attend at least 75% of the meetings of the board of directors in any given year, he or she will forfeit 25% of his or her compensation that is payable in cash.

    In addition to this annual retainer, each director who serves as chair of a committee of the board of directors will receive an additional payment of $20,000. These fees are payable in the form of cash, restricted stock units, options to purchase our common stock, or any combination thereof, at the election of the director.

    Further, the board of directors has awarded Messrs. Gilberti and Holden a one-time grant of restricted stock units valued at $56,000 to compensate them for their prior service. Each new director will also be awarded a one-time grant of restricted stock units valued at $56,000 upon his or her election to the board of directors.

    All options to purchase common stock awarded to our directors will vest over a four-year period, and all restricted stock units awarded to our directors will vest on the date that is one year following the director's resignation, retirement from the board of directors or failure to be re-elected for any reason whatsoever. Payment of this compensation is subject to approval by stockholders of an amendment to the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan, which is described in this proxy statement.

    We also pay the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Gilberti, a director, is a partner in the law firm of Reed Smith LLP and has provided legal services to us from 1992 to 2002. We paid Reed Smith LLP $2,646, $3,845 and $24,462 for legal services during the years ended December 31, 2002, 2001 and 2000, respectively.

    Mr. Clayton was a member of the board of directors of Global Crossing Ltd., a global internet and long distance services provider, and Good Guys Inc., a regional consumer electronics retailer. We have entered in an agreement with Global Crossing to provide us telecommunications services for monitoring our terrestrial repeater network and an agreement with Good Guys in connection with the marketing and sale of subscriptions to our service. We also have reimbursed Mr. Clayton for expenses associated with our use of an airplane which is partially owned by him in an amount not more than the costs of a similar charter aircraft. We do not expect to reimburse Mr. Clayton for the use of this airplane in the future, except in cases where its use is expressly authorized by our board of directors.

                             EXECUTIVE COMPENSATION

    The table below shows the compensation for the last three years for our President and Chief Executive Officer and the five next highest paid executive officers at the end of 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM COMPENSATION
                                                                                                   -------------------------
                                                       ANNUAL COMPENSATION           RESTRICTED    SECURITIES
                                               -----------------------------------     STOCK       UNDERLYING    ALL OTHER
                                               SALARY     BONUS     OTHER ANNUAL       AWARDS       OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION(1)          YEAR     ($)       ($)     COMPENSATION($)      ($)           (#)          ($)(2)
------------------------------          ----     ---       ---     ---------------      ---           ---          ------
Joseph P. Clayton ....................  2002   600,000   300,000        49,372(3)       --           750,000        8,250
 President and Chief                    2001    61,538     --          --               --           750,000       --
 Executive Officer                      2000     --        --          --               --            --           --

Guy D. Johnson .......................  2002   394,103   200,000       103,701(3)     915,000(4)     500,000        8,250
 Executive Vice President,              2001     --        --          --               --            --           --
 Sales and Product Planning             2000     --        --          --               --            --           --

Patrick L. Donnelly ..................  2002   345,000   172,500       --               --            --            8,250
 Executive Vice President,              2001   325,000   225,000       --               --           100,000       10,500
 General Counsel and                    2000   310,417   323,000       --               --            75,000       10,500
 Secretary

Michael S. Ledford ...................  2002   340,000   170,000        14,601(5)       --            --            8,250
 Executive Vice President,              2001    99,167   100,000       --             200,000(6)     300,000       --
 Engineering                            2000     --        --          --               --            --           --

Mary Patricia Ryan ...................  2002   178,256   185,000       --               --           240,000       --
 Executive Vice President,              2001     --        --          --               --            --           --
 Marketing                              2000     --        --          --               --            --           --

John J. Scelfo .......................  2002   345,000   172,500       --               --           100,000        8,250
 Executive Vice President               2001   225,000   225,000       --               --           300,000       10,500
 and Chief Financial Officer            2000     --        --          --               --            --           --

---------

(1) Mr. Clayton became an executive officer in November 2001. Mr. Johnson became an executive officer in January 2002. Ms. Ryan became an executive officer in June 2002. Mr. Scelfo became an executive officer in April 2001 and resigned in April 2003. Mr. Ledford became an executive officer in September 2001.

(2) Represents matching contributions by us under our 401(k) savings plan. These amounts were paid in the form of common stock.

(3) Represents amounts reimbursed to Messrs. Clayton and Johnson for temporary living expenses in accordance with their respective employment agreements.

(4) On January 7, 2002, we granted Mr. Johnson 100,000 restricted shares of our common stock. The restrictions applicable to these shares of common stock lapse in increments of 34,000 on January 7, 2003, if the average closing price of our common stock equals or exceeds $15.00 per share; 33,000 on January 7, 2004, if the average closing price of our common stock equals or exceeds $20.00 per share; and 33,000 on January 7, 2005, if the average closing price of our common stock equals or exceeds $25.00 per share. Amount represents the value of this restricted stock (calculated by multiplying the closing price of our common stock on January 7, 2002, $9.15 per share, by the number of shares awarded, 100,000) awarded Mr. Johnson as of January 7, 2002. On December 31, 2002, these restricted shares of our common stock had an aggregate value of $64,000 (calculated by multiplying the closing price of our common stock on December 31, 2002, $0.64 per share, by the number of shares awarded, 100,000). Mr. Johnson forfeited 34,000 of these restricted shares of common stock on January 7, 2003 because the average price of our common stock failed to equal or exceed the performance target established by our board of directors.

(5) Represents gross proceeds received by Mr. Ledford from the sale of 12,500 restricted shares of common stock. The restrictions applicable to these shares of stock lapsed on September 17, 2002.

(6) On September 17, 2001, we granted Mr. Ledford 50,000 restricted shares of our common stock. The restrictions applicable to these shares of common stock lapse in equal increments over four years. Amount represents the value of this restricted stock (calculated by multiplying the closing price of our common stock on September 17, 2001, $4.00 per share, by the number of shares awarded, 50,000) awarded Mr. Ledford as of September 17, 2001. On December 31, 2002, these restricted shares of our common stock had an aggregate value of $24,000 (calculated by multiplying the closing price of our common stock on December 31, 2002, $0.64 per share, by the number of shares that remain restricted at December 31, 2002, 37,500). The restrictions applicable to 25,000 shares of restricted stock awarded to Mr. Ledford on September 17, 2001 have lapsed.

    The following table sets forth certain information for the fiscal year ended December 31, 2002, with respect to options granted to individuals named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                         AT ASSUMED ANNUAL RATES
                               OPTIONS     % OF TOTAL        EXERCISE                  OF STOCK PRICE APPRECIATION
                               GRANTED   OPTIONS GRANTED      PRICE       EXPIRATION   ---------------------------
NAME                             (#)      TO EMPLOYEES      ($/SHARE)        DATE         5% ($)        10% ($)
----                           -------   ---------------   ------------   ----------   ------------   ------------
Joseph P. Clayton (1)........  750,000        23.1             5.25        11/26/12      2,476,273      6,275,361
Guy D. Johnson (2)...........  500,000        15.4             9.46        01/07/12      2,974,672      7,538,402
Patrick L. Donnelly..........    --         --                --             --            --             --
Michael S. Ledford (2).......    --         --                --             --            --             --
Mary Patricia Ryan...........  240,000         7.4             3.67        06/10/12        533,930      1,403,768
John J. Scelfo (3)...........  100,000         3.1             9.46        01/03/12        594,934      1,507,680

---------

(1) Under his employment agreement, we are obligated to issue Mr. Clayton options to purchase 750,000 shares of our common stock at an exercise price of $5.25 per share on each of November 26, 2003 and November 26, 2004. These options will be exercisable on the date of grant.

(2) Does not include shares of restricted common stock granted to Messrs. Johnson and Ledford.

(3) Mr. Scelfo resigned as our Executive Vice President and Chief Financial Officer in April 2003, and these options terminated on July 6, 2003.

    The following table sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary Compensation Table as of December 31, 2002. Also reported are the values for 'in-the-money' stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2002 ($0.64 per share).

                                                                SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                SHARES                         UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON                        FISCAL YEAR END (#)           FISCAL YEAR END ($)
                               EXERCISE     VALUE REALIZED   ---------------------------   ---------------------------
NAME                              (#)            ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   --------------   -----------   -------------   -----------   -------------
Joseph P. Clayton (1).......     --             --            1,500,000        --              --             --
Guy D. Johnson (2)..........     --             --              125,000       375,000          --             --
Patrick L. Donnelly.........     --             --              500,000        --              --             --
Michael S. Ledford (2)......     --             --              100,000       200,000          --             --
Mary Patricia Ryan..........     --             --               60,000       180,000          --             --
John J. Scelfo (3)..........     --             --              325,000        75,000          --             --

---------

(1) Under his employment agreement, we are obligated to issue Mr. Clayton options to purchase 750,000 shares of our common stock at an exercise price of $5.25 per share on each of November 26, 2003 and November 26, 2004. These options will be exercisable on the date of grant.

(2) Does not include shares of restricted common stock granted to Messrs. Johnson and Ledford.

(3) Mr. Scelfo resigned as our Executive Vice President and Chief Financial Officer in April 2003, and these options terminated on July 6, 2003.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

    The following table sets forth information as of December 31, 2002 regarding the number of shares of our common stock to be issued under outstanding options, warrants or rights, the weighted average exercise price of such outstanding options, warrants or rights, and the securities remaining available for issuance under our equity compensation plans that have been approved and not approved by our security holders.

                      EQUITY COMPENSATION PLAN INFORMATION

                           NUMBER OF SECURITIES TO BE     WEIGHTED AVERAGE
                            ISSUED UPON EXERCISE OF      EXERCISE PRICE OF       NUMBER OF SECURITIES REMAINING
                              OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   AVAILABLE FOR FUTURE ISSUANCE UNDER
PLAN CATEGORY                  WARRANTS OR RIGHTS        WARRANTS OR RIGHTS       EQUITY COMPENSATION PLANS (1)
-------------                  ------------------        ------------------       -----------------------------
Equity compensation plans
  approved by security
  holders (2)............          13,341,339                  $12.16                       4,170,655
Equity compensation plans
  not approved by
  security holders.......          --                        --                          --
        Total............          13,341,339                  $12.16                       4,170,655

---------

(1) The number of securities available for issuance under the Sirius Satellite Radio 1999 Long-Term Stock Incentive Plan is equal to 15% of the sum of: (i) the issued and outstanding shares of our common stock (other than shares issued upon exercise of stock options by employees or directors pursuant to the plan, our Amended and Restated 1994 Stock Option Plan, our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan or otherwise); (ii) any shares of our common stock which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of the company which is outstanding on the date of determination; and (iii) the shares of our common stock which have been issued or are issuable to employees, consultants and directors pursuant to the plan, our Amended and Restated 1994 Stock Option Plan and our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan.

(2) Our stockholders have approved the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan, the Sirius Satellite Radio 1999 Long-Term Stock Incentive Plan, our Amended and Restated 1994 Stock Option Plan and our Amended and Restated 1994 Directors' Nonqualified Stock Option Plan. The information presented does not include any options, warrants or rights that may be issued under the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan which was approved by stockholders on March 4, 2003.

EMPLOYMENT AGREEMENTS

    We are a party to an employment agreement with each of Joseph P. Clayton, Guy D. Johnson, David J. Frear, Mary Patricia Ryan, Patrick L. Donnelly, Michael
S. Ledford and Joseph A. LaPlante.

EMPLOYMENT AGREEMENT WITH JOSEPH P. CLAYTON

    On November 26, 2001, we entered into an employment agreement with Joseph P. Clayton to serve as our President and Chief Executive Officer for three years. This agreement provides for an annual base salary of $600,000, subject to increase from time to time by our board of directors. We have also agreed to reimburse Mr. Clayton for the reasonable costs of an apartment in New York City and for the reasonable costs of commercial travel to and from his home in Rochester, New York, to our headquarters in New York City. In connection with this agreement, we agreed to grant Mr. Clayton options to purchase 3,000,000 shares of our common stock at an exercise price of $5.25 per share. 1,500,000 of these options are issued and exercisable. The remaining options will be issued and become exercisable in increments of 750,000 on November 26, 2003 and November 26, 2004.

    Under the terms of this agreement, if Mr. Clayton's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), then he is entitled to receive a lump sum amount equal to
(1) his base salary in effect from the termination date through December 31, 2004 and (2) any annual bonuses, at a level equal to 75% of his base salary, that would have been customarily paid during the period from the termination date through December 31, 2004; provided that in no event shall this amount be less than 1.75 times his base salary. In the event Mr. Clayton's employment is terminated without cause or he terminates his employment for good reason, we are also obligated to continue his medical and life insurance benefits until December 31, 2004.

    If, following the occurrence of a 'change of control', Mr. Clayton is terminated without cause or he terminates his employment for good reason, we are obligated to pay to Mr. Clayton an amount equal to 5.25 times his base salary and continue his medical and life insurance benefits until the third anniversary of his termination date. If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Clayton to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Clayton the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed. Under the terms of the employment agreement, Mr. Clayton may not disclose any of our proprietary information or, during his employment with us and for three years thereafter, engage in any business involving the transmission of radio entertainment programming in North America.

EMPLOYMENT AGREEMENT WITH GUY D. JOHNSON

    On January 7, 2002, we entered into an employment agreement with Guy D. Johnson to serve as our Executive Vice President, Sales and Product Planning, for three years. This agreement provides for an annual base salary of $400,000, subject to increase from time to time by our board of directors. We have also agreed to reimburse Mr. Johnson for his living expenses in New York City, up to $6,000 per month, and for the reasonable costs of commercial travel to and from his home in British Columbia to our headquarters in New York City. In connection with this agreement, we granted Mr. Johnson options to purchase 500,000 shares of our common stock at an exercise price of $9.46 per share. Options with respect to 250,000 of these shares are currently exercisable. The remaining options become exercisable in increments of 125,000 on January 7, 2004 and January 7, 2005. We also granted Mr. Johnson 100,000 restricted shares of common stock. Mr. Johnson forfeited 34,000 of these shares on January 7, 2003 because the average price of our common stock during the twenty trading days preceding January 7, 2003 failed to equal or exceed $15.00, the performance target established by our board of directors for vesting of these shares. The restrictions applicable to 33,000 of these shares will lapse on January 7, 2004 if the average price of our common stock on the twenty trading days preceding January 7, 2004 equals or exceeds $20.00; and the restrictions applicable to the remaining 33,000 shares will lapse on January 7, 2005 if the average price of our common stock on the twenty trading days preceding January 7, 2005 equals or exceeds $25.00. Any shares of restricted stock which do not vest on January 7, 2004 or January 7, 2005 will be forfeited.

    Under the terms of this agreement, if Mr. Johnson's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), then he is entitled to receive a lump sum amount equal to
(1) his base salary in effect from the termination date through January 6, 2005 and (2) any annual bonuses, at a level equal to 75% of his base salary, that would have been customarily paid during the period from the termination date through January 6, 2005; provided that in no event shall this amount be less than 1.00 times his base salary. In the event Mr. Johnson's employment is terminated without cause or he terminates his employment for good reason, we are also obligated to continue his medical and life insurance benefits until January 6, 2005.

    If, following the occurrence of a 'change of control', Mr. Johnson is terminated without cause or he terminates his employment for good reason, we are obligated to pay to Mr. Johnson an amount equal to 1.75 times his base salary and continue his medical and life insurance benefits until the third anniversary of his termination date. If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Johnson to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Johnson the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Johnson may not disclose any of our proprietary information or, during his employment with us and for two years thereafter, engage in any business involving the transmission of radio entertainment programming in North America.

EMPLOYMENT AGREEMENT WITH PATRICK L. DONNELLY

    We have entered into an employment agreement with Patrick L. Donnelly to serve as our Executive Vice President, General Counsel and Secretary until March 28, 2004. Pursuant to this agreement, we pay Mr. Donnelly an annualized base salary of $345,000 per year.

    Under the terms of this agreement, if Mr. Donnelly's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Donnelly an amount equal to the sum of his annual salary and the annual bonus last paid to him.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Donnelly to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Donnelly the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Donnelly may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Donnelly's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH DAVID J. FREAR

    On June 3, 2003, we entered in an employment agreement with David J. Frear to serve as our Executive Vice President and Chief Financial Officer for three years. This agreement provides for an annual base salary of $325,000, subject to increase from time to time by our board of directors. We have also agreed to pay expenses associated with Mr. Frear's relocation to the New York metropolitan area in an amount up to $150,000. In connection with this agreement, we granted Mr. Frear options to purchase 1,400,000 shares of our common stock at an exercise price of $1.85 per share, and 600,000 restricted stock units. 1,000,000 of these options vest on July 1, 2008; however, this vesting will accelerate if certain performance criteria for the years ending December 31, 2003 and December 31, 2004 are met. The balance of Mr. Frear's options, 400,000, vest in equal installments on July 1, 2004, July 1, 2005 and July 1, 2006. Mr. Frear's 600,000 restricted stock units will also vest on July 1, 2008; however, this vesting will accelerate if certain performance criteria for the year ending December 31, 2005 are met. Each restricted stock unit entitles Mr. Frear to one share of our common stock on the applicable vesting date.

    Under the terms of this agreement, if Mr. Frear's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Frear an amount equal to his annual salary and the annual bonus last paid to him; provided that until bonuses, if any, are paid with respect to the year ending December 31, 2004, such bonus amount will be not less than $97,500.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Frear to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Frear the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Frear may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Frear's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH JOSEPH A. LAPLANTE

    On August 1, 2003, we entered in an employment agreement with Joseph A. LaPlante to serve as our Executive Vice President, Programming, for three years. This agreement provides for an annual base salary of $250,000, subject to increase from time to time by our board of directors.

    Under the terms of this agreement, if Mr. LaPlante's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. LaPlante an amount equal to his annual salary and the annual bonus last paid to him.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. LaPlante to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. LaPlante the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. LaPlante may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. LaPlante's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH MICHAEL S. LEDFORD

    On August 29, 2001, we entered into an employment agreement with Michael S. Ledford to serve as our Executive Vice President, Engineering, for three years. This agreement provides for an annual base salary of $340,000, subject to increase from time to time by our board of directors. In connection with this agreement, we granted Mr. Ledford options to purchase 300,000 shares of our common stock at an exercise price of $4.00 per share. Options with respect to 200,000 of these shares are exercisable and the balance will become exercisable on September 17, 2004. We also granted Mr. Ledford 50,000 restricted shares of common stock. The restrictions applicable to 25,000 of these shares have lapsed. The restrictions applicable to the remaining 25,000 restricted shares of common stock will lapse on September 17, 2004 and September 17, 2005 in equal increments of 12,500 shares.

    Under the terms of this agreement, if Mr. Ledford's employment is terminated without cause or he terminates his employment for good reason (as defined in the employment agreement), we are obligated to pay Mr. Ledford an amount equal to his annual salary.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Mr. Ledford to pay an excise tax under the United States Internal Revenue Code on any amounts received by him, we have agreed to pay Mr. Ledford the amount of such taxes and such additional amount as may be necessary to place him in the exact same financial position that he would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Mr. Ledford may not disclose any of our proprietary information or, during his employment with us and for two years thereafter (or one year thereafter if Mr. Ledford's employment is terminated without cause or he terminates his employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

EMPLOYMENT AGREEMENT WITH MARY PATRICIA RYAN

    On May 3, 2002, we entered into an employment agreement with Mary Patricia Ryan to serve as our Executive Vice President, Marketing, for three years. This agreement provides for an annual base salary of $320,000, subject to increase from time to time by our board of directors. Under this agreement, we paid Ms. Ryan a $25,000 starting bonus. In connection with this agreement, we also granted Ms. Ryan options to purchase 240,000 shares of our common stock at an exercise price of $3.67 per share. Options with respect to 120,000 of these shares are exercisable and the remaining options become exercisable in equal installments on June 10, 2004 and June 10, 2005.

    Under the terms of this agreement, if Ms. Ryan's employment is terminated without cause or she terminates her employment for good reason (as defined in the employment agreement), we are obligated to pay Ms. Ryan an amount equal to the sum of her annual salary and the annual bonus last paid to her.

    If, in the opinion of a nationally recognized accounting firm, a 'change of control' would require Ms. Ryan to pay an excise tax under the United States Internal Revenue Code on any amounts received by her, we have agreed to pay Ms. Ryan the amount of such taxes and such additional amount as may be necessary to place her in the exact same financial position that she would have been in if the excise tax was not imposed.

    Under the terms of the agreement, Ms. Ryan may not disclose any of our proprietary information or, during her employment with us and for two years thereafter (or one year thereafter if Ms. Ryan's employment is terminated without cause or she terminates her employment for good reason), enter into the employment of, render services to, or otherwise assist our competitors.

                  INFORMATION ABOUT OUR COMMON STOCK OWNERSHIP

    The following table sets forth information regarding beneficial ownership of our common stock as of August 31, 2003 by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock. In general, 'beneficial ownership' includes those shares a person has the power to vote or transfer, and options to acquire our common stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by these owners, have sole investment and voting power with respect to these shares, except as otherwise provided by community property laws where applicable.

                                                               SHARES BENEFICIALLY
                                                                   OWNED AS OF
                                                                 AUGUST 31, 2003
               NAME AND ADDRESS OF BENEFICIAL                 ---------------------
                   OWNER OF COMMON STOCK                        NUMBER      PERCENT
                   ---------------------                        ------      -------
OppenheimerFunds, Inc. (1) .................................  219,943,037    22.0%
  Atlas Global Growth Fund
  Clarington Global Equity Fund
  Security Benefit Life Global Series Fund
  Security Benefit Life Worldwide Equity Series D/VA
  CUNA Global Series Fund/VA
  JNL/Oppenheimer Global Growth Series VA
  Oppenheimer Global Fund
  Oppenheimer Global Securities Fund/VA
  Oppenheimer Global Growth & Income Fund
  498 Seventh Avenue
  New York, New York 10018

Apollo Investment Fund IV, L.P. (2).........................  162,986,042    15.6%
Apollo Overseas Partners IV, L.P.
  Two Manhattanville Road
  Purchase, New York 10577

---------

(1) This information is based upon the Schedule 13G filed by Oppenheimer on April 10, 2003.

(2) Represents 117,569,352 shares of our common stock and warrants to purchase an additional 45,416,690 shares of our common stock.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table shows the number of shares of common stock beneficially owned by each director, our Chief Executive Officer and the six other most highly compensated executive officers as of August 31, 2003. The table also shows common stock beneficially owned by all of our directors and executive officers as a group on August 31, 2003:

                                                                                              SHARES
                      NAME OF                            NUMBER OF SHARES      PERCENT      ACQUIRABLE
                  BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)   OF CLASS   WITHIN 60 DAYS
                  ----------------                    ----------------------   --------   --------------
David Margolese.....................................         6,300,000           *           4,700,000
Leon D. Black (2)...................................         --                  *             --
Lawrence F. Gilberti................................            67,000           *              65,000
James P. Holden.....................................            40,000           *              40,000
Warren N. Lieberfarb................................         --                  *             --
Michael J. McGuiness................................         --                  *             --
James F. Mooney (3).................................             2,100           *             --
Joseph P. Clayton (4)...............................         6,164,354           *           1,500,000
Guy D. Johnson......................................           359,890           *             250,000
Patrick L. Donnelly.................................         1,710,708           *             500,000
David J. Frear (5)..................................           613,900           *             --
Joseph A. LaPlante (6)..............................           618,666           *              16,666
Michael S. Ledford..................................           229,524           *             200,000
Mary Patricia Ryan..................................         1,184,000           *             120,000
All Executive Officers and Directors as a Group
  (14 persons) (7)..................................        17,290,143           1.7%        7,391,666

---------

*   Less than 1% of our outstanding shares of common stock.

(1) These amounts include shares of common stock which the individuals hold and shares of common stock they have a right to acquire within the next 60 days as shown in the last column through the exercise of stock options. Also included in the table are the number of shares of common stock acquired under our 401(k) Savings Plan as of August 31, 2003: Mr. Clayton -- 4,354 shares; Mr. Johnson -- 8,890 shares; Mr. Donnelly -- 10,708 shares;
    Mr. Ledford -- 4,524 shares; and Ms. Ryan -- 4,000 shares. These amounts also include restricted stock units awarded to the following individuals on August 11, 2003: Mr. Clayton -- 4,500,000 units; Mr. Frear -- 600,000 units; Mr. Donnelly -- 1,200,000 units; Ms. Ryan -- 1,050,000 units; and Joseph LaPlante -- 600,000 units. Each restricted stock unit entitles the holder to one share of our common stock on the applicable vesting date.

(2) Mr. Black is the founding partner of Apollo Management, L.P., an affiliate of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Mr. Black disclaims beneficial ownership of all shares of our common stock in excess of his pecuniary interest, if any.

(3) Includes 2,100 shares held as a custodian for a child.

(4) Includes 10,000 shares held by a partnership and 50,000 shares held in a trust.

(5) Includes 1,900 shares held by spouse.

(6) Includes 2,000 shares held by significant other.

(7) Includes 7,391,666 shares of common stock issuable under stock options exercisable within 60 days. Does not include 20,553,334 shares issuable under stock options that are not exercisable within 60 days.

                           REPORT OF AUDIT COMMITTEE

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

    The Securities and Exchange Commission rules now require us to include in this proxy statement a report from the Audit Committee of our board of directors. The following report concerns the Audit Committee's activities regarding oversight of our financial reporting and auditing process.

    The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the NASDAQ Stock Market, and it operates under a written charter adopted by our board of directors, a copy of which is available upon request. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The committee reviews and assesses the adequacy of its charter on an annual basis.

    As described more fully in its charter, the purpose of the Audit Committee is to assist our board of directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States.

    The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is 'independent' under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

    Among other matters, the Audit Committee monitors the activities and performance of our auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and our board of directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent auditor. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of the company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the company's internal compliance programs.

    The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, 'Communication with Audit Committees.'

    Ernst & Young LLP, our independent auditor, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees,' and the Audit Committee discussed with Ernst & Young LLP the firm's independence.

    Following the Audit Committee's discussions with management and Ernst & Young LLP, the Audit Committee recommended that our board of directors include the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2002.

                                          Audit Committee

                                          LAWRENCE F. GILBERTI
                                          JAMES P. HOLDEN
                                          JAMES F. MOONEY, Chairman

PRINCIPAL ACCOUNTANT FEES AND SERVICES

    The following table sets forth the fees billed to us by Ernst & Young LLP, our independent auditor as of and for the year ended December 31, 2002:

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001
                                                                ----       ----
Audit fees..................................................  $397,030   $  --
Audit-related fees..........................................    15,000      --
Tax fees....................................................    59,840      --
All other fees..............................................    29,100    109,854
                                                              --------   --------
                                                              $500,970   $109,854
                                                              --------   --------
                                                              --------   --------

AUDIT FEES

    Audit fees billed by Ernst & Young LLP related to the following services:
(i) audit of our annual consolidated financial statements as of and for the year ended December 31, 2002; (ii) review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2002; (iii) attest services and the provisions of comfort letters; (iv) the provision of consents; and (v) review and advice in respect of accounting matters in connection with our recapitalization.

AUDIT-RELATED FEES

    Audit-related fees billed by Ernst & Young LLP related to the audit of our 401(k) Savings Plan financial statements.

TAX FEES

    Tax fees billed by Ernst & Young LLP related to the following services:
(i) tax compliance; (ii) tax planning; and (iii) tax advice in connection with our recapitalization.

ALL OTHER FEES

    Other fees billed by Ernst & Young LLP related to: (i) the administrative and consulting services in connection with our 401(k) Savings Plan; and
(ii) advisory services associated with our stock option plans.

    The following table sets forth the fees billed to us by Arthur Andersen LLP, our independent accountant as of and for the year ended December 31, 2001:

                                                              FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2002       2001
                                                                ----       ----
Audit fees..................................................  $  --      $275,750
Audit-related fees..........................................     --        16,000
Tax fees....................................................   146,000    534,425
All other fees..............................................     --        64,006
                                                              --------   --------
                                                              $146,000   $890,181
                                                              --------   --------
                                                              --------   --------

AUDIT FEES

    Audit fees billed by Arthur Andersen LLP related to the following services:
(i) audit of our consolidated financial statements as of and for the year ended December 31, 2001; (ii) review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2001; (iii) attest services and provisions of comfort letters; and (iv) provisions of consents.

AUDIT-RELATED FEES

    Audit-related fees billed by Arthur Andersen LLP related to the audit of our 401(k) Savings Plan financial statements.

TAX FEES

    Tax fees billed by Arthur Andersen LLP related to the following services:
(i) tax compliance; (ii) tax planning; and (iii) tax advice.

ALL OTHER FEES

    All other fees billed by Arthur Andersen LLP related to consulting services provided during the implementation of our financial and informational reporting systems.

               ITEM 2 -- AMENDMENT OF THE SIRIUS SATELLITE RADIO
                      2003 LONG-TERM STOCK INCENTIVE PLAN

    On January 21, 2003, our board of directors adopted the Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan (referred to herein as the 'stock plan'), which was approved by our stockholders on March 4, 2003. The stock plan currently provides that employees of, and consultants to, the company and any of its affiliates are eligible to be selected as participants and receive awards under the stock plan by the plan's administering committee (referred to herein as the 'stock plan committee').

AMENDMENT TO THE PLAN

    Our board of directors has amended the stock plan as of June 24, 2003, subject to approval of our stockholders, to permit non-employee directors of the company or any of its affiliates to be eligible to be selected as participants under the stock plan by the stock plan committee. The amendments do not increase the number of shares otherwise available for grant pursuant to the stock plan nor expand the types of awards available thereunder, all of which have previously been approved by our stockholders.

    The following is a summary of the types of awards that would be available for grant to non-employee directors as a result of the amendments described herein.

NON-QUALIFIED STOCK OPTIONS

    Non-qualified stock options granted under the stock plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the stock plan committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the stock plan may be made in cash or its equivalent, or, to the extent permitted by the stock plan committee, (i) by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or
(ii) subject to such rules as may be established by the stock plan committee, through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to us as of the date of such tender is at least equal to the aggregate exercise price of the option.

STOCK APPRECIATION RIGHTS

    Stock appreciation rights granted under the stock plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the stock plan committee and specified in the applicable award agreement. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the stock appreciation right over the grant price thereof. The stock plan committee, in its sole discretion, will determine whether a stock appreciation right shall be settled in cash, shares or a combination of cash and shares.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    Restricted stock and restricted stock units granted under the stock plan will be subject to such terms and conditions, including, without limitation, the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to us, as may be determined by the stock plan committee in its sole discretion. Each restricted stock unit will have a value equal to the fair market value of a share of our common stock. Restricted stock units will be paid in cash, shares, other securities or other property, as determined by the stock plan committee in its sole discretion, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. Dividends paid on any shares of restricted stock may be paid directly to the participant, withheld by us subject to vesting of the restricted shares, or reinvested in additional shares of restricted stock or in additional restricted stock units, as determined by the stock plan committee in its sole discretion.

PERFORMANCE AWARDS

    Performance awards granted under the stock plan will consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the stock plan committee, in accordance with the achievement of such performance goals during such performance periods as the stock plan committee will establish, and (iii) payable at such time and in such form as the stock plan committee will determine. Subject to the terms of the stock plan and any applicable award agreement, the stock plan committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the stock plan committee, on a deferred basis.

OTHER STOCK-BASED AWARDS

    In addition to the foregoing types of awards, the stock plan committee will have authority to grant to participants an 'other stock-based award' (as defined in the stock plan), which will consist of any right which is (i) not a stock option, stock appreciation right, restricted stock or restricted unit award or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including, without limitation, securities convertible into shares of our common stock), as deemed by the stock plan committee to be consistent with the purposes of the stock plan; provided that any such rights must comply, to the extent deemed desirable by the stock plan committee, with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and applicable law. Subject to the terms of the stock plan and any applicable award agreement, the stock plan committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the stock plan.

    In the sole discretion of the stock plan committee, an award, whether made as an other stock-based award or as any other type of award issuable under the stock plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, shares, other securities or other property and on a current or deferred basis.

TRANSFERABILITY

    Each award, and each right under any award, will be exercisable only by the participant during the participant's lifetime, or, if permissible under applicable law, by the participant's guardian or legal representative, and except as otherwise provided in an applicable award agreement, no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. Notwithstanding the foregoing, the stock plan committee has the discretion under the stock plan to provide that options granted under the stock plan that are not intended to qualify as incentive stock options may be transferred without consideration to certain family members or trusts, partnerships or limited liability companies whose only beneficiaries or partners are the original grantee and/or such family members.

CHANGE OF CONTROL

    In the event of a 'change of control' (as defined in the stock plan), all outstanding awards then held by a participant which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, immediately prior to such change of control.

AMENDMENT TO STOCK PLAN

    Our board of directors may amend, alter, suspend, discontinue, or terminate the stock plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the stock plan, and no such action that would adversely affect the rights of any participant with respect to awards previously granted under the stock plan will be effective without the participant's consent.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS

    The following summary of the Federal income tax consequences of awards granted under the stock plan is intended to reflect the current provisions of the Internal Revenue Code of 1986 (the 'Code') and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

    Non-Qualified Stock Options. No income will be realized by an optionee upon grant of a non-qualified stock option, and no deduction is available to us at such time. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary compensation income, and we will realize a tax deduction, in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price, referred to herein as the 'spread,' at the time of exercise. The optionee's tax basis in the underlying shares acquired by exercise of a non-qualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

    The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to us, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to us and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to us will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

    Stock Appreciation Rights. No income is realized by the participant at the time a stock appreciation right is granted, and no deduction is available to us at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash and/or the fair market value of the shares received by the participant, and we will be entitled to a deduction of equivalent value.

    Restricted Stock. The participant recognizes taxable income, and we will realize a tax deduction, equal to the fair market value of the restricted stock at the time the restrictions on the shares awarded lapse, unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date of grant by the company to the participant of a restricted stock award as permitted under Section 83(b) of the Code, in which case both the participant's inclusion in income and our deduction occur on the grant date.

    Restricted Stock Units and Other Stock-Based Awards. The value of any part of any restricted stock unit or other stock-based award distributed to participants will be taxable as ordinary income to such participant in the year in which such award is paid in cash or securities to the participant, and we will be entitled to a corresponding tax deduction.

    The description of the proposed amendment of the stock plan is qualified in all respects by the actual provisions of the plan, as amended and restated, which is attached to this Proxy Statement as Appendix A. The stock plan, as attached, has been marked to show the text of the amendments thereto for which stockholders approval is sought.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THE AMENDMENT OF
        THE SIRIUS SATELLITE RADIO 2003 LONG-TERM STOCK INCENTIVE PLAN.

                                 OTHER MATTERS

    Our board of directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our board of directors.

                                          By Order of the Board of Directors,

                                          PATRICK L. DONNELLY

                                          Patrick L. Donnelly
                                          Executive Vice President,
                                          General Counsel and Secretary

New York, New York
October 20, 2003

                                                                      APPENDIX A

                  AMENDED AND RESTATED SIRIUS SATELLITE RADIO
                      2003 LONG-TERM STOCK INCENTIVE PLAN

    SECTION 1. Purpose. The purposes of this AMENDED AND RESTATED Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan are to promote the interests of Sirius Satellite Radio Inc. and its stockholders by (i) attracting and retaining employees AND DIRECTORS of, and consultants to, the Company and its Affiliates, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

    SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

    'Affiliate' shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

    'Award' shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

    'Award Agreement' shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

    'Board' shall mean the Board of Directors of the Company.

    'Change of Control' shall mean the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any 'person' or 'group' (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or
(iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

    'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

    'Committee' shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a 'Non-Employee Director' (within the meaning of Rule 16b-3) and an 'outside director' (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

    'Company' shall mean Sirius Satellite Radio Inc., together with any successor thereto.

    'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

    'Fair Market Value' shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and
(ii) with respect to the Shares, as of any date, (1) the mean between the high and low sales prices of the Shares on the Nasdaq Stock Market for such date (or if not then trading on the Nasdaq Stock Market, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (2) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

    'Incentive Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    'Negative Discretion' shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under
Section 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under Section 11 of the Plan).

    'Non-Qualified Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

    'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

    'Other Stock-Based Award' shall mean any right granted under Section 10 of the Plan.

    'Participant' shall mean any employee of, or consultant to, the Company or its AFFILIATES, OR NON-EMPLOYEE DIRECTOR WHO IS A MEMBER OF THE BOARD OR THE BOARD OF DIRECTORS OF AN AFFILIATE, eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

    'Performance Award' shall mean any right granted under Section 9 of the Plan.

    'Performance Compensation Award' shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

    'Performance Criteria' shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or an Affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per Share, net earnings, operating earnings, earnings before interest, taxes, depreciation and amortization, number of subscribers, growth of subscribers, operating expenses, capital expenses, subscriber acquisition costs, Share price or sales or market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

    'Performance Formula' shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

    'Performance Goals' shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code), in its

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sole and absolute discretion, to adjust or modify the calculation of a
Performance Goal for such Performance Period to the extent permitted under
Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

    'Performance Period' shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

    'Person' shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

    'Plan' shall mean this AMENDED AND RESTATED Sirius Satellite Radio 2003 Long-Term Stock Incentive Plan.

    'Restricted Stock' shall mean any Share granted under Section 8 of the Plan.

    'Restricted Stock Unit' shall mean any unit granted under Section 8 of the Plan.

    'Rule 16b-3' shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    'SEC' shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

    'Shares' shall mean the common stock of the Company, $.001 par value, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

    'Stock Appreciation Right' shall mean any right granted under Section 7 of the Plan.

    'Substitute Awards' shall have the meaning specified in Section 4(c) of the Plan.

    SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole

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discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

    (c) The mere fact that a Committee member shall fail to qualify as a 'Non-Employee Director' or 'outside director' within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

    (d) No member of the Committee shall be liable to any Person for any action or determination made in good faith with respect to the Plan or any Award hereunder.

    (e) With respect to any Performance Compensation Award granted to a Covered Employee (within the meaning of Section 162(m) of the Code) under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

    (f) Notwithstanding the foregoing, the Committee may delegate to one or more officers of the Company the authority to grant awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or Covered Employees (within the meaning of Section 162(m) of the Code).

    SECTION 4. Shares Available for Awards.

    (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, 15% of the sum of (i) the issued and outstanding Shares, (ii) any Shares which are issuable as a result of any conversion, exchange or exercise of any preferred stock, warrant or other security of the Company which is outstanding on the date of determination; and (iii) the Shares which have been issued or are issuable to employees, consultants and directors of the Company pursuant to the Plan, the Company's 1999 Long-Term Stock Incentive Plan, the Company's Amended and Restated 1994 Stock Option Plan and the Company's Amended and Restated 1994 Directors' Nonqualified Stock Option Plan; provided, however, that the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 40,000,000. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 40,000,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as 'Performance Compensation Awards' in respect of a single Performance Period shall be 40,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

    (b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the

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excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or grant price of such Options or Stock Appreciation Rights.

    (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ('Substitute Awards'). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

    (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    SECTION 5. Eligibility. Any employee of, or consultant to, the Company or any of its Affiliates (including any prospective employee), OR NON-EMPLOYEE DIRECTOR WHO IS A MEMBER OF THE BOARD OR THE BOARD OF DIRECTORS OF AN AFFILIATE, shall be eligible to be selected as a Participant.

    SECTION 6. Stock Options.

    (a) Grant. Subject to the terms of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by
Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

    (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

    (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under Section 162(m) of the Code. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as performance-based compensation in accordance with
Section 11 hereof.

    (d) Payment. (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or
(x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months) or (y) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

    (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the

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Option as exercised without further payment and shall withhold such number of
Shares from the Shares acquired by the exercise of the Option.

    SECTION 7. Stock Appreciation Rights.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as 'performance-based compensation' under
Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with an exercise price that is less than the Fair Market Value per Share and such Stock Appreciation Rights may, but need not, be intended to qualify as performance-based compensation in accordance with
Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time.

    (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

    (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

    SECTION 8. Restricted Stock and Restricted Stock Units.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

    (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

    (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

    SECTION 9. Performance Awards.

    (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a 'Performance Award', which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of

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such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

    (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

    (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

    SECTION 10. Other Stock-Based Awards.

    (a) General. The Committee shall have authority to grant to Participants an 'Other Stock-Based Award', which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

    (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

    SECTION 11. Performance Compensation Awards.

    (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as 'performance-based compensation' under Section 162(m) of the Code.

    (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

    (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) is/are to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

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    (d) Payment of Performance Compensation Awards. (i) Condition to Receipt of
Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

    (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

    (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

    (iv) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

    (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

    (vi) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 40,000,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

    SECTION 12. Amendment and Termination.

    (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

    (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the consent of the affected Participant, holder or beneficiary.

    (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such

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authority or adjustment would cause an Award designated by the Committee as a
Performance Compensation Award under Section 11 of the Plan to fail to qualify as 'performance-based compensation' under Section 162(m) of the Code.

    SECTION 13. Change of Control. In the event of a Change of Control, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, effective as of immediately prior to such Change of Control.

    SECTION 14. General Provisions.

    (a) Nontransferability.

    (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

    (ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance.

    (iii) Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the 'Grantee') without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to: (1) the Grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the 'Immediate Family'); (2) a trust solely for the benefit of the Grantee and his or her Immediate Family; or (3) a partnership, corporation or limited liability company whose only partners, members or shareholders are the Grantee and his or her Immediate Family; (each transferee described in clauses (1), (2) and (3) above is hereinafter referred to as a 'Permitted Transferee'); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the Option.

    The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee's employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

    (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

    (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (d) Withholding. (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

    (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

    (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to
Section 14(a), the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

    (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

    (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

    (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, OR AS A DIRECTOR ON THE BOARD OR BOARD OF DIRECTORS, AS APPLICABLE, OF, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any applicable employment contract or agreement.

    (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

    (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, applied without giving effect to its conflict of laws principles.

    (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

    (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

    (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    SECTION 15. Term of the Plan.

    (a) Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company.

    (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2012. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2012.

                                                                      Appendix 1







                          SIRIUS SATELLITE RADIO INC.

                   Proxy Solicited on behalf of the Board of
                    Directors of Sirius Satellite Radio Inc.

         The undersigned hereby appoints Patrick L. Donnelly and Douglas A. Kaplan, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of Sirius Satellite Radio Common Stock (including any shares of Common Stock which the undersigned has the right to direct the proxies to vote under the Sirius Satellite Radio Inc. 401(k) Savings Plan) at the Annual Meeting of Stockholders of SIRIUS SATELLITE RADIO INC. to be held on Tuesday, November 25, 2003, at 10:30 A.M., in the Auditorium on the second floor of the McGraw-Hill Building, 1221 Avenue of the Americas, New York, New York, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed on the reverse hereof by the Stockholder. If no direction is made, this proxy will be voted FOR all nominees listed and FOR item 2.

                      (Continued and to be dated and signed on the reverse side)

                                 SIRIUS SATELLITE RADIO
                                 P.O. BOX 11492
                                 NEW YORK, N.Y. 10203-0492

                             SIRIUS SATELLITE RADIO

                                ADMISSION TICKET

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, NOVEMBER 25, 2003
                                   10:30 A.M.

                                  TO BE HELD AT
                            THE MCGRAW-HILL BUILDING
                            THE AUDITORIUM, 2ND FLOOR
                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NEW YORK

               THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING













                            DETACH PROXY CARD HERE



[ ]   Please Vote, Sign, Date and              [X]    Votes must be indicated
      Return Promptly in the                          (x) in Black or Blue ink.
      Enclosed Envelope.

The Board of Directors recommends a vote "FOR" each item.

1. To elect seven (7) members to the Board of Directors:

FOR all nominees  [ ]    WITHHOLD AUTHORITY to vote      [ ]    *EXCEPTIONS  [ ]
listed below             for all nominees listed below

Nominees: Leon D. Black, Joseph P. Clayton, Lawrence F. Gilberti,
          James P. Holden, Warren N. Lieberfarb, Michael J. McGuiness and James F. Mooney

 (Instructions: To withhold authority to vote for any individual nominee, mark the "*Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions __________________________________________________________


                                                      FOR    AGAINST    ABSTAIN
2. To amend the Sirius Satellite Radio
   2003 Long-Term Stock Incentive Plan                [ ]      [ ]        [ ]

       To change your address, please mark this box.           [ ]

       To include any comments, please mark this box.          [ ]







S C A N L I N E


The signature on this Proxy should correspond exactly with stockholders name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

Date           Stock Owner sign here               Co-Owner sign here

-------        -----------------------------       -----------------------------



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